                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-48189




PROSPECTUS--SEPTEMBER 25, 1996
------------------------------------------------------------------------------

DEAN WITTER HEALTH SCIENCES TRUST (THE "FUND") IS AN OPEN-END,
NON-DIVERSIFIED MANAGEMENT INVESTMENT COMPANY WHOSE INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION. THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING IN SECURITIES OF COMPANIES IN THE HEALTH SCIENCES INDUSTRY THROUGHOUT THE WORLD. (SEE "INVESTMENT OBJECTIVE AND POLICIES.")

Shares of the Fund are continuously offered at net asset value. However, redemptions and/or repurchases are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. See "Redemptions and Repurchases--Contingent Deferred Sales Charge." In addition, the Fund pays the Distributor a distribution fee pursuant to a Plan of Distribution at the annual rate of 1% of the lesser of the (i) average daily aggregate net sales or (ii) average daily net assets of the Fund. See "Purchase of Fund Shares--Plan of Distribution."

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated September 25, 1996, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary ....................................................      2

Summary of Fund Expenses ..............................................      3

Financial Highlights ..................................................      4

The Fund and its Management ...........................................      5

Investment Objective and Policies .....................................      5

 Risk Considerations ..................................................      9

Investment Restrictions ...............................................     11

Purchase of Fund Shares ...............................................     11

Shareholder Services ..................................................     13

Redemptions and Repurchases ...........................................     16

Dividends, Distributions and Taxes ....................................     17

Performance Information ...............................................     18

Additional Information ................................................     19

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DEAN WITTER
HEALTH SCIENCES TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 OR
(800) 869-NEWS (TOLL-FREE)

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                             A CRIMINAL OFFENSE.

                        Dean Witter Distributors Inc., Distributor

PROSPECTUS SUMMARY
-----------------------------------------------------------------------------

 --------------- ---------------------------------------------------------------------------
THE FUND         The Fund is organized as a Massachusetts business trust, and is an open-end, non-diversified management investment company which invests in securities of companies in the health sciences industry throughout the world.
---------------  ---------------------------------------------------------------------------
Shares           At net asset value next determined following receipt of an order (see page
Offered          13). Shares redeemed within six years of purchase are subject to a contingent deferred sales charge under most circumstances (see page 16).
---------------  ---------------------------------------------------------------------------
Minimum          The minimum initial investment is $1,000 ($100 if the account is opened
Purchase         through EasyInvest (Service Mark) ) and the minimum subsequent investment is $100 (see page 12).
---------------  ---------------------------------------------------------------------------
Investment       The investment objective of the Fund is capital appreciation.
Objective
---------------  ---------------------------------------------------------------------------
Investment       The Fund will seek to achieve its investment objective by investing at
Policies         least 65% of its total assets in the equity securities of health science companies throughout the world. The Fund's portfolio will primarily consist of common stocks, preferred stocks, convertible preferred stocks, securities convertible into common stocks and warrants. The Fund may also invest in investment grade debt securities when the Investment Manager believes that such securities present a favorable opportunity for capital appreciation and in various other financial instruments, such as options, futures and options on futures, to hedge against adverse price movements in the securities held in its portfolio, as well as in the securities it might wish to purchase, and the currencies in which they are denominated (see pages 5 through 11).
---------------  ---------------------------------------------------------------------------
Investment       Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of
Manager          the Fund, and its wholly-owned subsidiary, Dean Witter Services Company
                 Inc., serve in various investment management, advisory, management and administrative capacities to ninety-nine investment companies and other portfolios with assets of approximately $84.6 billion at August 31, 1996
                 (see page 4).
---------------  ---------------------------------------------------------------------------
Management Fee   The Investment Manager receives a monthly fee at the annual rate of 1.0% of daily net assets, scaled down to 0.95% on assets over $500 million (see page 5).
---------------  ---------------------------------------------------------------------------
Dividends and    Dividends from net investment income and distributions from net capital
Capital Gains    gains, if any, are paid at least once a year. Long-term capital gains may
Distributions    be retained for reinvestment by the Fund. Dividends and capital gains distributions are automatically invested in additional shares at net asset value unless the shareholder elects to receive cash (see page 17).
---------------  ---------------------------------------------------------------------------
Distributor and  For its services as Distributor, which include payment of sales commissions
Distribution     to account executives and various other promotional and sales related
Fee              expenses, Dean Witter Distributors Inc. (the "Distributor") receives from the Fund a distribution fee accrued daily and payable monthly at the rate of 1.0% per annum of the lesser of (i) the Fund's average daily aggregate net sales or (ii) the Fund's average daily net assets. This fee compensates the Distributor for the services provided in distributing shares of the
                 Fund and for sales related expenses (see page 12). The Distributor also receives the proceeds of any contingent deferred sales charges (see page
                 16).
---------------  ---------------------------------------------------------------------------
Redemption--     At net asset value; redeemable involuntarily if total value of the account
Contingent       is less than $100 or, if the account was opened through EasyInvest (Service
Deferred Sales   Mark), if after twelve months the shareholder has invested less than $1,000
Charge           in the account. Although no commission or sales load is imposed upon the purchase of shares, a contingent deferred sales charge (scaled down from 5%
                 to 1%) is imposed on any redemption of shares, if after such redemption, the aggregate current value of an account with the Fund is less than the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. However, there is no charge imposed on redemption of shares purchased through reinvestment of dividends or distributions (see page 16).




---------------  ---------------------------------------------------------------------------
Risks            The value of the Fund's portfolio securities, and therefore the net asset value of the Fund's shares, will fluctuate with changes in the market value of its portfolio securities. Unlike more widely diversified mutual funds, the Fund is subject to industry risk, i.e., the possibility that a particular group of related stocks will decline in price. In addition, the health sciences industry generally is subject to substantial government regulation; accordingly, changes in government policies or regulation could have a material effect on the demand for products and services offered by health science companies and, therefore, could affect the performance of the Fund. It should be recognized that the foreign securities and markets in which the Fund invests pose different and greater risks than those customarily associated with domestic securities and their markets.
                 Furthermore, investors should consider other risks associated with a portfolio which contains international securities, including fluctuations in foreign currency exchange rates (i.e., if a substantial portion of the
                 Fund's assets are denominated in foreign currencies which decrease in value with respect to the U.S. dollar, the value of the investor's shares and the distributions made on those shares will, likewise, decrease in value), foreign securities exchange controls and foreign tax rates, as well as investments in forward currency contracts, options and futures contracts
                 (see pages 9 through 11).
---------------  ---------------------------------------------------------------------------

 The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus
               and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ending July 31, 1996.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases ....................................... None
Maximum Sales Charge Imposed on Reinvested Dividends ............................ None
Deferred Sales Charge (as a percentage of the lesser of original purchase price or redemption proceeds) .......................................... 5.0%

 A contingent deferred sales charge is imposed at the following declining rates:

Year Since Purchase Payment Made                                                  Percentage
----------------------------------------------------------------------------  --------------------
First ...........................................................................    5.0%
Second ..........................................................................    4.0%
Third ...........................................................................    3.0%
Fourth ..........................................................................    2.0%
Fifth ...........................................................................    2.0%
Sixth ...........................................................................    1.0%
Seventh and thereafter ..........................................................    None

Redemption Fees .................................................................... None
Exchange Fee ....................................................................... None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS)

Management Fees .................................................................... 1.00%
12b-1 Fees* ........................................................................ 1.00%
Other Expenses ..................................................................... 0.20%
Total Fund Operating Expenses ...................................................... 2.20%

------------

   * A portion of the 12b-1 fee equal to 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc. ("NASD") guidelines (see "Purchase of Fund Shares").

 EXAMPLE                                                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------  --------  ---------  ---------  ----------
You would pay the following expenses on a $1,000 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each time period:   $72        $99       $138        $253
You would pay the following expenses on the same investment assuming no
 redemption: ..........................................................    $22        $69       $118        $253

   The above example should not be considered a representation of past or future expenses or performance. Actual expenses of the Fund may be greater or less than those shown.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Plan of Distribution" and "Repurchases and Redemptions."

   Long-term shareholders of the Fund may pay more in sales charges and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                               For the year ended July 31
                                           -----------------------------------
                                                                                  For the period
                                                                                 October 30, 1992*
                                                                                 through July 31,
                                               1996         1995        1994           1993
                                           -----------  ----------  ----------  -----------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period ...    $ 12.88      $ 9.32      $ 9.22         $10.00
                                           -----------  ----------  ----------  -----------------
  Net investment loss ....................      (0.26)      (0.24)      (0.22)         (0.08)
  Net realized and unrealized gain (loss)        3.44        3.80        0.32          (0.70)
                                           -----------  ----------  ----------  -----------------
   Total from investment operations ......       3.18        3.56        0.10          (0.78)
                                           -----------  ----------  ----------  -----------------
  Less distributions from net realized
    gain .................................      (1.09)         --          --             --
                                           -----------  ----------  ----------  -----------------
  Net asset value, end of period .........    $ 14.97      $12.88      $ 9.32         $ 9.22
                                           ===========  ==========  ==========  =================
TOTAL INVESTMENT RETURN+ .................      24.84%      38.20%       1.08%         (7.80)%(1)
RATIOS TO AVERAGE NET ASSETS:
  Expenses ...............................       2.20%       2.30%       2.30%          2.38%(2)
  Net investment loss ....................      (2.03)%     (2.05)%     (2.06)%        (1.38)%(2)
SUPPLEMENTAL DATA:
  Net assets, end of period, in
    thousands............................    $442,876    $273,735    $228,573       $231,646
  Portfolio turnover rate ................         63%        145%        106%            55%(1)
  Average commission rate paid ...........    $0.0562          --          --             --

------------

   *   Commencement of Operations.

   + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

   (1) Not annualized.

   (2) Annualized.

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

Dean Witter Health Sciences Trust (the "Fund") is an open-end, non-diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on May 26, 1992.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to ninety-nine investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $81.8 billion at August 31, 1996. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $2.8 billion at such date.

   The Fund has retained the Investment Manager, pursuant to an Investment Management Agreement, to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

   The Fund's Board of Trustees reviews the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 1.0% of the daily net assets up to $500 million, scaled down to 0.95% on assets over $500 million, determined as of the close of each business day. For the fiscal year ended July 31, 1996, the Fund accrued total compensation to the Investment Manager amounting to 1.0% of the Fund's daily net assets and the Fund's total expenses amounted to 2.20% of the Fund's daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

The investment objective of the Fund is capital appreciation. The investment objective of the Fund is a fundamental policy and may not be changed without the approval of the holders of a majority of the Fund's shares. There is no assurance that the Fund's investment objective will be achieved.

   The Fund will seek to achieve its investment objective by investing at least 65% of its total assets in the equity securities of health science companies throughout the world. A health science company is defined as a company which is principally engaged in the health sciences industry. A company is deemed to be "principally engaged" if it has at least 50% of its earnings or revenues derived from health sciences activities, as defined below, or at least 50% of its assets is devoted to such activities, based upon the financial statements of the company's most recently reported fiscal year.

   In addition, the Investment Manager may invest in companies other than health science companies if it considers that such companies have potential for capital appreciation primarily as a result of particular products, technology, patents or other market advantages in the health sciences industry. The Fund does not anticipate that companies not principally engaged in the health sciences industry will represent more than 20% of the Fund's investments.

   Health sciences activities are defined as activities which consist of the research, development, production or distribution of products and services by health science companies which include, but are not limited to, companies such as: pharmaceutical companies; companies involved in the ownership and/or operation or delivery of health care services such as hospitals, clinical test laboratories, convalescent and mental health care facilities, rehabilitation centers, and products and services for home care; companies involved in biotechnology, medical diagnostics, biochemical, and nuclear research and development; and companies that produce and manufacture medical, dental and optical supplies and equipment.

   The Fund's portfolio will primarily consist of common stocks. The Fund may also invest up to 35% of its total assets in preferred stock and in investment grade domestic and foreign debt securities of any type of issuer (such as foreign and domestic corporations and foreign and domestic governments and their political subdivisions), including bonds, notes, debentures and debt securities convertible into equity if the Investment Manager believes that such securities present a favorable opportunity for capital appreciation. The term investment grade consists of debt instruments rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") or, if not rated, determined to be of comparable quality by the Investment Manager. Investments in securities rated either Baa by Moody's or BBB by S&P may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a debt instrument held by the Fund is rated BBB or Baa and is subsequently downgraded by a rating agency, the Fund will retain such security in its portfolio until the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Fund. In the event that such downgraded securities constitute 5% or more of the Fund's total assets, the Investment Manager will sell immediately sufficient securities to reduce the total to below 5%. The Fund may invest in various other financial instruments such as warrants and forward foreign currency exchange contracts, futures and options, including stock index futures contracts and related options in an attempt to hedge its portfolio (see below).

FOREIGN SECURITIES. While the Fund expects that, from time to time, a significant portion of its investments will be in securities of U.S. companies, the Fund's Investment Manager believes that a portfolio comprised only of U.S. securities does not provide the greatest potential for capital appreciation from an investment in the health sciences industry. It believes that a worldwide focus is necessary if the Fund is to take advantage of the increasing opportunities presented by health science companies headquartered throughout the world. The Fund may invest substantially in securities denominated in one or more currencies. The Investment Manager believes that by investing worldwide, the Fund can better position itself to take advantage of available health sciences investment opportunities (see "Risk Considerations").

   The Fund may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

PRIVATE PLACEMENTS/ILLIQUID SECURITIES. The Fund may invest up to 5% of its total assets in securities that are subject to restrictions on resale (referred to as private placements or restricted securities) because they have not been registered under the Securities Act of 1933, as amended, or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A of the Securities Act, and determined to be liquid pursuant to the procedures adopted by the Board of Trustees, are not subject to the foregoing restriction.) If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which is limited by the Fund's investment policies to 15% of the Fund's net assets. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. Generally, OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, the Fund is permitted to treat the securities it uses as cover for written OTC options as liquid provided it follows a procedure whereby it will sell OTC options only to qualified dealers who agree that the Fund may repurchase such options at a maximum price to be calculated pursuant to a predetermined formula set forth in the option agreement. See "Investment Practices and Policies" in the Statement of Additional Information.

   There may be periods during which market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest any portion of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. Under such circumstances, the money market instruments in which the Fund may invest are securities issued or guaranteed by U.S. or foreign governments; American bank obligations; Eurodollar certificates of deposit; obligations of American savings institutions; fully insured certificates of deposit; and commercial paper of American issuers rated within the two highest grades by Moody's or S&P or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

   The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "Act"), and as such is not limited by the Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. See "Dividends, Distributions and Taxes." In order to qualify, among other requirements, the Fund will limit its investments so that at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. The limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

   The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. At other times, when, for example, it is believed that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

   In addition, when the Fund anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, it may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. Lastly, the Fund is permitted to enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written (see "Options and Futures Transactions").

OPTIONS AND FUTURES TRANSACTIONS

Call and put options on U.S. Treasury notes, bonds and bills, on various foreign currencies and on equity securities are listed on several U.S. and foreign securities exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell, to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the option would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price.

FUTURES CONTRACTS. The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on common stocks, such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency" futures) and on such indexes of U.S. or foreign equity and fixed-income securities as may exist or come into being, such as the Standard & Poor's 500 Index or the Financial Times Equity Index ("index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

OTHER INVESTMENT POLICIES

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities, from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery, or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery, or forward commitment basis may increase the volatility of the Fund's net asset value.

WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.

   Except as specifically noted, all investment objectives, policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

PORTFOLIO MANAGEMENT

The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors they deem relevant. The Fund's portfolio is managed within InterCapital's Growth Group, which manages twenty-six funds and fund portfolios, with approximately $10.9 billion in assets as of August 31, 1996. Ronald J. Worobel, Senior Vice President of InterCapital and a member of InterCapital's Growth Group, has been the primary portfolio manager since the Fund's inception and has been a portfolio manager at InterCapital since June, 1992. He was formerly the Managing Director at MacKay-Shields Financial Corp.

   Personnel of the Investment Manager have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

   Orders for transactions in portfolio securities and commodities may be placed for the Fund with a number of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"). Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR, a broker-dealer affiliate of InterCapital. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

   It is not anticipated that the Fund's portfolio turnover rate will exceed 100% in any one year. Short-term gains and losses taxable at ordinary income rates may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a full discussion of the tax implications of the Fund's trading policy. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.

   The expenses of the Fund relating to its portfolio management are likely to be greater than those incurred by other investment companies investing primarily in securities issued by domestic issuers as custodial costs, brokerage commissions and other transaction charges related to investing on foreign markets are generally higher than in the United States.

RISK CONSIDERATIONS

The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. Dividends payable by the Fund will vary in relation to the amount of income earned on portfolio securities.

HEALTH SCIENCES INDUSTRY. Investors should consider that the assets of the Fund are subject to "industry risk" because investments will be concentrated in a particular group of related stocks. The concentration of investments in the health sciences industry may cause the value of the Fund's shares to fluctuate more widely than those funds investing in a greater variety of industries. The Investment Manager believes, however, that the Fund's concentration of investments in the health sciences industry also may provide it with the potential to achieve greater long-term performance than investments in a variety of industries. In addition, the health sciences industry generally is subject to substantial government regulation; accordingly, changes in government policies or regulation could have a material effect on the demand for products and services offered by health science companies, thereby affecting the performance of the Fund. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

   While the Fund's portfolio normally will include securities of established suppliers of traditional products and services, the Fund may invest in smaller companies which can benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks, than large, established issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

FOREIGN SECURITIES. Investors should carefully consider the risks of the Fund's investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and may thereby adversely impact upon the Fund's total return on such assets.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward contracts or futures contracts (see below). The Fund may incur certain costs in connection with these currency transactions.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Political and economic developments in Europe, especially as they relate to changes in the structure of the European Economic Community and the anticipated development of a unified common market, may have profound effects upon the value of a large segment of the Fund's portfolio. Continued progress in the evolution of, for example, a united European common market may be slowed by unanticipated political or social events and may, therefore, adversely affect the value of certain of the securities held in the Fund's portfolio. Foreign companies are not subject to the regulatory requirements of U.S. companies and, are subject to different risks relating to claims and litigation. Regulation of the health sciences industry in foreign countries is different from that in the U.S. and there are differences in environmental and securities regulation. There is less publicly available information about foreign companies as well. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

   The price changes of securities of foreign issuers may be more volatile than comparable securities of U.S. issuers. Furthermore, foreign exchanges and broker dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

   To hedge against adverse price movements in the securities held in its portfolio and the currencies in which they are denominated (as well as in the securities it might wish to purchase and their denominated currencies) the Fund may engage in transactions in forward foreign currency contracts, options on securities and currencies, and futures contracts and options on futures contracts on securities, currencies and indexes. The Fund may also purchase options on securities to facilitate its participation in the potential appreciation of the value of the underlying securities. A discussion of these transactions follows and is supplemented by further disclosure in the Statement of Additional Information.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. If the currency in which the Fund's portfolio securities (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager.

OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer.

   While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Fund's management could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

   Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

   For additional risk disclosure, please refer to the "Investment Objective and Policies" section of the Prospectus and to the "Investment Practices and Policies" section in the Statement of Additional Information.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

   1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry, except the Fund will invest at least 25% of the value of its total assets in the health sciences industry.

   2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

   3. Purchase or sell commodities or commodities contracts except that the Fund may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

   4. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.)

   5. Purchase securities on margin (but the Fund may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into Selected Dealers Agreements with the Distributor ("Selected
Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The minimum initial purchase is $1,000. Minimum subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Health Sciences Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, N.J. 07303 or by contacting an account executive of DWR or of another Selected Broker-Dealer. The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments made pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below).

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   Amounts paid under the Plan are paid to the Distributor for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred.

   For the fiscal year ended July 31, 1996, the Fund accrued payments under the Plan amounting to $3,864,860 which amount is equal to 1.0% of the Fund's average daily net assets for the fiscal year. These payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan. Of the amount accrued under the Plan, 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   At any given time, the expenses in distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Re-demptions and Repurchases--Contingent Deferred Sales Charge"). For example, if the Distributor incurred $1 million in expenses in distributing shares of the Fund and $750,000 had been received by the Distributor as described in
(i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $16,178,097 at July 31, 1996, which was equal to 3.66% of the Fund's net assets on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all its expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange or quoted by NASDAQ is valued at its latest sale price on that exchange or quotation service prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates as of the morning of valuation. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

   Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager [collectively, with the Fund, the "Dean Witter Funds"]), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

EASYINVEST (SERVICE MARK). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September, December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Redemptions and Repurchases-- Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

   Shareholders should contact their DWR or other Selected Broker-Dealer Account Executive or the Transfer Agent for further information about any of the above services.

TAX SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   For further information regarding plan administra tion, custodial fees and other details, investors should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE. The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds") and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund and Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter collectively referred to in this section as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   An exchange to another CDSC fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the CDSC funds can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Shares of the Fund acquired in exchange for shares of another CDSC fund having a different CDSC schedule than that of this Fund will be subject to the CDSC schedule of this Fund, even if such shares are subsequently re-exchanged for shares of the CDSC fund originally purchased. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of a CDSC fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in a CDSC fund (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). However, in the case of shares of the Fund exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exeed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)

   In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds") but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the Dean Witter Funds in the past.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------
   REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, N.J. 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption along with any additional documentation required by the Transfer Agent.

CONTINGENT DEFERRED SALES CHARGE. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase will, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                               CONTINGENT DEFERRED
         YEAR SINCE             SALES CHARGE AS A
          PURCHASE            PERCENTAGE OF AMOUNT
        PAYMENT MADE                REDEEMED
--------------------------  -----------------------
First .....................      5.0%
Second ....................      4.0%
Third .....................      3.0%
Fourth ....................      2.0%
Fifth .....................      2.0%
Sixth .....................      1.0%
Seventh and thereafter  ...      None

   A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption;
(ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
(B) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

   (3) all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under Section 401(k) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which Dean Witter Trust Company, an affiliate of the Investment Manager, serves as recordkeeper or Trustee ("Eligible 401(k) Plan"), provided that either: (A) the plan continues to be an Eligible 401(k) Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.




   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

   The CDSC, if any, will be the only fee imposed by the Fund, the Distributor, DWR or other Selected Broker-Dealers. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in their margin accounts.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 30 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem at their net asset value the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares, due to redemptions by the shareholder, have a value of less than $100 or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and
Distributions".)

TAXES. Because the Fund intends to distribute all of its net investment income and any net short-term and long-term capital gains to shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains.

   Gains or losses on the Fund's transactions in certain listed options and on futures and options on futures generally are treated as 60% long-term gain or loss and 40% short-term gain or loss. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's net realized gains being available for distribution.

   As a regulated investment company, the Fund is subject to the requirement that less than 30% of its gross income be derived from the sale of certain investments held for less than three months. This requirement may limit the Fund's ability to engage in options and futures transactions.

   Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following calendar year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior calendar year.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. It is anticipated that only a small portion, if any, of the Fund's distributions may be eligible for the dividends received deduction to corporate shareholders.

   After the end of the calendar year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long-term capital gains.

   To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and has made the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes, to enable shareholders to deduct their pro rata portion of such taxes from their taxable income or claim United States foreign tax credits with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

   The foregoing discussion relates solely to the federal income tax consequences of an investment in the Fund. Distributions may also be subject to state and local taxes; therefore, each shareholder is advised to consult his or her own tax adviser.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time the Fund may quote its "total return" in advertisements and sales literature. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over a period of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges which would be incurred by redeeming shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. The Fund may also advertise a growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund from time to time may also advertise its performance relative to certain performance rankings and indices compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

   The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees.

   Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering and prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

DEAN WITTER
HEALTH SCIENCES TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and
General Counsel

Ronald J. Worobel
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.